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                                                                  EXHIBIT 10(ii)

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CERTIFICATE OF REGISTRATION                                                   FORM TX
                                                                              For a Nondramatic Library Work
[OFFICIAL SEAL * UNITED     This Certificate issued under the seal of the     UNITED STATES COPYRIGHT OFFICE
STATES COPYRIGHT OFFICE     Copyright Office in accordance with title 17,     -------------------------------
* THE LIBRARY OF CONGRESS]  United States Code, attests that registration     RE
                            has been made for the work identified below.           TXU 057-769
                            The information on this certificate has been           [BAR CODE]
                            made a part of the Copyright Office records.      -------------------------------
                                                                              EFFECTIVE DATE OF REGISTRATION

                            /s/ MARYBETH PETERS                                    JUNE 22, 2000
                                                                              Month     Day       Year
OFFICIAL SEAL              REGISTER OF COPYRIGHTS                             -------------------------------
DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE USE A SEPARATE CONTINUATION SHEET.
=============================================================================================================
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1         TITLE OF THIS WORK -
                         SmartCrane
          ---------------------------------------------------------------------------------------------------
          PREVIOUS OR ALTERNATIVE TITLES -

          ---------------------------------------------------------------------------------------------------
          PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial or collection give information about the collective work in which the contribution appeared.
          Title of Collective Work -

          ---------------------------------------------------------------------------------------------------
          If published in a periodical or serial give: Volume -    Number -    Issue Date -     On Pages -

=============================================================================================================
2           NAME OF AUTHOR -                                         DATES OF BIRTH AND DEATH
                                                                     Year Born -     Year Died -
NOTE      a  American Toy Vending, Inc.
Under the   -------------------------------------------------------  ----------------------------------------
"law" the   Was this contribution to  AUTHOR'S NATIONALITY OR        WAS THIS AUTHOR'S CONTRIBUTION TO THE
author of   the work a "work made     DOMICILE                       WORK
a "work     for hire"?                Name of Country                Anonymous?    [ ] Yes [X] No  If the
made for       [X] Yes                 (Citizen of -      US         Pseudonymous? [ ] Yes [X] No  answer to
hire" is       [ ] No                                  ------------                either of these questions
generally                           OR (Domiciled in -    US                       is "Yes," see detailed
the                                                    ------------                instructions.
employer,   -------------------------------------------------------------------------------------------------
not the     NATURE OF AUTHORSHIP Briefly describe nature of material created by the author in which
employee    copyright is claimed. -
(see                     Computer Program
instruc-    -------------------------------------------------------------------------------------------------
tions).     NAME OF AUTHOR -                                         DATES OF BIRTH AND DEATH
For any                                                              Year Born -     Year Died -
part of   b
this work   -------------------------------------------------------  ----------------------------------------
that was    Was this contribution to  AUTHOR'S NATIONALITY OR        WAS THIS AUTHOR'S CONTRIBUTION TO THE
"made for   the work a "work made     DOMICILE                       WORK
hire"       for hire"?                Name of Country                Anonymous?    [ ] Yes [ ] No  If the
check          [ ] Yes                 (Citizen of -                 Pseudonymous? [ ] Yes [ ] No  answer to
"Yes" in       [ ] No                                  ------------                either of these questions
the space                           OR (Domiciled in -                             is "Yes," see detailed
provided,                                              ------------                instructions.
give the    -------------------------------------------------------------------------------------------------
employer    NATURE OF AUTHORSHIP Briefly describe nature of material created by the author in which
(or other   copyright is claimed. -
person for  -------------------------------------------------------------------------------------------------
whom the    NAME OF AUTHOR -                                         DATES OF BIRTH AND DEATH
work was                                                             Year Born -     Year Died -
prepared) c
as         -------------------------------------------------------  ----------------------------------------
"Author"    Was this contribution to  AUTHOR'S NATIONALITY OR        WAS THIS AUTHOR'S CONTRIBUTION TO THE
of that     the work a "work made     DOMICILE                       WORK
part, and   for hire"?                Name of Country                Anonymous?    [ ] Yes [ ] No  If the
leave the      [ ] Yes                 (Citizen of -                 Pseudonymous? [ ] Yes [ ] No  answer to
space for      [ ] No                                  ------------                either of these questions
dates of                            OR (Domiciled in -                             is "Yes," see detailed
birth and                                              ------------                instructions.
death       -------------------------------------------------------------------------------------------------
blank.      NATURE OF AUTHORSHIP Briefly describe nature of material created by the author in which copyright is claimed. -
=============================================================================================================
3           YEAR IN WHICH CREATION OF THIS     DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
            WORK WAS COMPLETED  This infor-    Complete this
          a     2000  - Year   mation must   b information      Month -___________ Day -____ Year -________
           ----------          be given in     ONLY if this
                               all cases.      work has been    ____________________________________- Nation
                                               published.
=============================================================================================================
4           COPYRIGHT CLAIMANT(S) Name and address must be given  | DO NOT WRITE HERE. FOR OFFICE USE ONLY.
            even if the claimant is the same as the author given  | APPLICATION RECEIVED
See         in space 2. -                                         |    JUN 22, 2000
instruc-       American Toy Vending, Inc.                         | -----------------------------------------
tions          7822 Nightingale Way,                              | ONE DEPOSIT RECEIVED
before         San Diego, CA 92123                                |    JUN 22, 2000
completing  ----------------------------------------------------  | -----------------------------------------
this space. TRANSFER If the claimant(s) named here in space 4     | TWO DEPOSITS RECEIVED
            is (are) different from the author(s) named in        |
            space 2, give a brief statement of how the            |------------------------------------------
            claimant(s) obtained ownership of the copyright. -    | FUNDS RECEIVED
                                                                  |
                                                                  |
=============================================================================================================
     MORE ON BACK -  - Complete all applicable spaces (numbers 5-9) on the               DO NOT WRITE HERE
                       reverse side of this page.                                        Page 1 of 2 pages
                     - See detailed instructions.
                     - Sign the form at line 8.

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                                                                                              --------------------------------------
                                                                                              EXAMINED BY MS                 FORM TX
                                                                                              ----------------------------
                                                                                              CHECKED BY
                                                                                              ----------------------------
                                                                                                  CORRESPONDENCE              FOR
                                                                                              [ ] Yes                      COPYRIGHT
                                                                                                                             OFFICE
                                                                                              ----------------------------    USE
                                                                                                                              ONLY
                                                                                              --------------------------------------
                   DO NOT WRITE ABOVE THIS LINE IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
------------------------------------------------------------------------------------------------------------------------------------
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work, already been made in the Copyright
Office?                                                                                                                            5

[ ] Yes   [X] No   If your answer is "Yes" why is another registration being sought? (Check appropriate box) -

a. [ ] This is the first published addition of a work previously registered in unpublished form.
b. [ ] This is the first application submitted by this author as copyright claimant.
c. [ ] This is a changed version of the work, as shown by space 6 on this application.
If your answer is "yes." give Previous Registration Number. -              Year of Registration -
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE WORK OR COMPILATION
Preexisting Material  Identify any preexisting work or works that this work is based on or incorporates -         a                6

                                                                                                                  See instructions
--------------------------------------------------------------------------------------------------------------    before completing
Material Added to This Work  Give a brief, general statement of the material that has been added to this work     this space.
and in which copyright is claimed. -                                                                            b

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DEPOSIT ACCOUNT  If the registration fee is to be charged to a Deposit Account established in the Copyright
Office, give name and number of Account.                                                                        a                  7
Name  -                                                        Account Number  -

-----------------------------------------------------          -----------------------------------------------
--------------------------------------------------------------------------------------------------------------
CORRESPONDENCE  Give name and address to which correspondence              Name/Address/Apt/City/State/Zip  -   b
about this application should be sent.

American Toy Vending, Inc.
7822 Nightingale Way
San Diego, CA 92123

Area Code and daytime telephone number -  619-692-2406                      Fax Number - 619-291-6499

Email -

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CERTIFICATION* I, the undersigned,                [ ] author                                                                       8
hereby certify that I am the     Check only one - [ ] other copyright claimant
                                                  [ ] owner of exclusive right(s)
of the work identified in this application        [X] authorized agent of American Toy Vending, Inc.
and that the statements made by                                          -------------------------------------
me in this application are correct to                                    Name of author or other copyright
the best of my knowledge.                                                claimant, or owner of exclusive
                                                                         right(s)*
--------------------------------------------------------------------------------------------------------------
Typed or printed name and the date  -  If this application gives a date of publication in space 3, do not sign and submit it before that date.

Katie Sturtevant                                                                   Date - 6/19/00
----------------------------------------------------------------------------       ---------------------------
--------------------------------------------------------------------------------------------------------------
Handwritten signature (X)  -

X /s/ KATIE STURTEVANT
  ------------------------------------------------------------------------------------------------------------

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CERTIFICATE    Name  -                                   YOU MUST
WILL BE                  American Toy Vending, Inc.      o Complete all necessary spaces                                           9
MAILED IN      ---------------------------------------   o Sign your application in space 8
WINDOW         Number/Street/Apt  -                      ??? ???????? ???                                                 As of
ENVELOPE                 7822 Nightingale Way            IN THE SAME PACKAGE                                              July 1,
TO THIS        ---------------------------------------   1. Application form                                              1998,
ADDRESS:       City/State/ZIP  -                         2. Nonrefundable filing fee in check or money order              the filing
                         San Diego, CA 92123                payable to Registrar of Copyrights                            fee for
               ---------------------------------------   3. Deposit material                                              Form TX
                                                         MAIL TO:                                                         IS 620
                                                         Library of Congress
                                                         Copyright Office
                                                         101 Independence Avenue, S.E.
                                                         Washington, D.C. ?????-????
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* 17 U.S.C. Section 506(e): Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by section 409, or in any written statement filed in connection with the application, shall be fined not more than $2,500.
June 1999 - 200,000                     [RECYCLE LOGO] ??????                    (c)U.S. GOVERNMENT PRINTING OFFICE: ????-???-???/49
WEB REV: June 1, 1999

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